LONG-TERM PREPAYMENTS	12 Months Ended
Dec. 31, 2011
LONG-TERM PREPAYMENTS
LONG-TERM PREPAYMENTS

12.              LONG-TERM PREPAYMENTS

Long-term prepayments consist of the following:

	At December 31,
	2010	2011
Warrants granted to supplier C	$95.3	$—
Long-term prepayments to suppliers	117.8	184.3
Others	0.7	0.8
Total	$213.8	$185.1

On July 25, 2006, the Company entered into a 10-year supply agreement with Supplier C, under which the Company has a “take or pay” obligation to purchase the minimum annual quantities over a 10-year period, starting from January 1, 2007, at a fixed price. The Company granted to the supplier a warrant to purchase 7,359,636 ordinary shares of the Company. The exercise price was set at $27.97 per warrant share. This warrant vested on the grant date and was exercisable in five separate 20% annual increments, with the first 20% annual increment being on January 1, 2008. The unamortized outstanding balance was $95.3 million as of  December 31, 2010.

In 2011, the Company terminated the wafer supply agreement with Supplier C and incurred certain costs, including (1) relinquishment of $53 million in prepayments made to Supplier C, and (2)  additional payments of $67 million payable to Supplier C in four equal installments between July 2011 to April 2012. As a result of the termination of the wafer supply agreement, the Company wrote-off the unamortized balance of  the warrant of $91.9 million to cost of revenues during the year ended December 31, 2011.  The Company recognized amortization of warrant costs of $7.6 million, $7.6 million, and $3.4 milion for the years ended December 31, 2009, 2010 and 2011, respectively, which is also included in cost of revenues.